Details of treasury and other financial risks (Tables)	12 Months Ended
Dec. 31, 2022
Details of treasury and other financial risks [Abstract]
Details of treasury and other financial risks - Contractual cash obligations [Text Block]

Philips Group

Contractual cash obligations1)2)

in millions of EUR

		payments due by period
	total	less than 1 year	1-3 years	3-5 years	after 5 years
Long-term debt	8,168	842	1,760	1,809	3,757
Short-term debt	89	89
Interest on debt	1,683	159	304	264	956
Derivative liabilities	210	208	2
Purchase obligations3)	782	336	412	21	12
Trade and other payables	1,968	1,968
Contractual cash obligations	12,901	3,603	2,478	2,094	4,725
1)Amounts in this table are undiscounted2)This table excludes post-employment benefit plan contribution commitments and income tax liabilities in respect of tax risks because it is not possible to make a reasonably reliable estimate of the actual period of cash settlement.3)Purchase obligations are agreements to purchase goods or services that are enforceable and legally binding for the Group. They specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions and the approximate timing of the transaction. They do not include open purchase orders or other commitments which do not specify all significant terms.

Details of treasury and other financial risks - Remaining minimum payments under sale-and-leaseback arrangements [Text Block]	Philips Group Remaining minimum payments under sale-and-leaseback arrangements in millions of EUR

2023	55
2024	38
2025	23
2026	14
2027	5
Thereafter	18

Details of treasury and other financial risks - Estimated transaction exposure and related hedges [Text Block]

Philips Group

Estimated transaction exposure and related hedges

in millions of EUR

	Sales/Receivables		Purchases/Payable
	exposure	hedges	exposure	hedges
Balance as of December 31, 2022
Exposure currency
USD	1,754	(1,530)	(979)	936
JPY	479	(289)	(9)	9
GBP	303	(188)	(7)	7
CNY	346	(259)	(80)	79
CAD	203	(138)
PLN	65	(62)
AUD	139	(92)	(1)	1
CHF	132	(56)	(3)	2
CZK	48	(50)
SEK	55	(17)	(1)	1
RUB	192	(192)	(129)	129
Others	64	(46)	(259)	162
Total 2022	3,779	(2,920)	(1,468)	1,326
Total 2021	5,131	(3,363)	(1,559)	1,322

Details of treasury and other financial risks - Estimated impact of 10% increase of value of the EUR on the fair value of hedges [Text Block]	Philips Group Estimated impact of 10% increase of value of the EUR on the fair value of hedges in millions of EUR
	2021	2022
USD	78	68
JPY	13	15
GBP	14	16
CHF	5	4
PLN	3	2
RUB	10	0

Details of treasury and other financial risks - Net debt and interest rate sensitivity [Text Block]

Philips Group

Net debt1) and interest rate sensitivity

in millions of EUR

	2021	2022
Impact 1% interest increase on the fair value of the fixed-rate long-term debt2)3)	(297)	(274)
Impact 1% interest decrease on the fair value of the fixed-rate long-term debt2)3)	298	274
Impact 1% interest increase on the annualized net interest expense4)	20	4
1)The definition of this non-IFRS measure and a reconciliation to the IFRS measure is included in Equity2)The sensitivity analysis conducted shows that if long-term interest rates were to increase/decrease instantaneously by 1% from their level of December 31, 2022, with all other variables (including foreign exchange rates) held constant.3)Fixed-rate long-term debt is excluding forward contracts.4)The impact is based on the outstanding net cash position (after excluding fixed-rate debt) as of December 31, 2022.

Details of treasury and other financial risks - Credit risk with number of counterparties [Text Block]

Philips Group

Credit risk with number of counterparties

for deposits above EUR 10 million

	10-100 million	100-500 million	500 million and above
AA- rated bank counterparties	1	0	0
A+ rated bank counterparties	3	1	0
A rated bank counterparties	0	1	0
A- rated bank counterparties	1	1	0
	5	3	0